UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 21, 2008
Date of Report (Date of earliest event reported)
HLTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24975 (Commission File Number)	94-3236644 (I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; our expectations concerning market opportunities and our ability to capitalize on them; the benefits expected from acquisitions, from new products or services and from other potential sources of additional revenue; the merger transaction (the “Merger Transaction”) between HLTH and WebMD Health Corp. (“WHC”); the potential sales transactions with respect to ViPS and Porex (the “Potential Sales Transactions”);and expectations regarding the credit ratings and valuation of and market for HLTH’s and WHC’s investments in auction rate securities (ARS). These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; length of sales and implementation cycles for our products and services; our relationships with customers and strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. In addition, there can be no assurances regarding: whether HLTH and WHC will be able to complete the Merger Transaction or as to the timing of such transaction; or whether HLTH will be able to complete the Potential Sales Transactions or as to the timing or terms of such transactions. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 2.02. Results of Operations and Financial Condition
     On February 21, 2008, we issued a press release announcing our results for the quarter ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.3 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.3 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On February 21, 2008, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its results for the quarter ended December 31, 2007. The Registrant owns approximately 84% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.4 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.5 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.6 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.4, 99.5 and 99.6 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall any of those Exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.06. Material Impairments
     To the extent required by Item 2.06 of Form 8-K, the information contained in Item 8.01 of this Current Report is incorporated by reference herein.
Item 8.01. Other Events
     HLTH currently has a total of approximately $1.45 billion in consolidated cash, cash equivalents and marketable securities, which includes approximately $364 million of investments in certain auction rate securities (ARS). WHC holds $327 million of HLTH’s current amount of cash, cash equivalents and marketable securities, including $169 million of HLTH’s consolidated ARS investments. The types of ARS investments that HLTH owns are backed by student loans, 97% of which are guaranteed under the Federal Family Education Loan Program (FFELP), and all had credit ratings of AAA or Aaa when purchased. HLTH and its subsidiaries do not own any other type of ARS investments.
     The interest rates on these ARS are reset every 28 days by an auction process. Historically, these types of ARS investments have been highly liquid. Last week, auctions for ARS investments backed by student loans failed, including auctions for the ARS investments held by HLTH. The result of a failed auction is that these ARS continue to pay interest in accordance with their terms until the next successful auction; however, liquidity will be limited until there is a successful auction or until such time as other markets for these ARS investments develop. HLTH believes that the underlying credit quality of the assets backing its ARS investments have not been impacted by the reduced liquidity of these ARS investments. As a result of these recent events, HLTH is in the process of evaluating the extent of any impairment in its ARS investments resulting from the current lack of liquidity; however, HLTH is not yet able to quantify the amount of any impairment. HLTH believes that any lack of liquidity relating to its ARS investments will not have an impact on its ability to fund its operations.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated February 21, 2008, regarding the Registrant’s results for the quarter ended December 31, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated February 21, 2008, regarding WebMD Health Corp.’s results for the quarter ended December 31, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)

99.5	Financial Tables accompanying Exhibit 99.4 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)

99.6	Annex A to Exhibits 99.4 and 99.5 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLTH CORPORATION
Dated: February 21, 2008	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 21, 2008, regarding the Registrant’s results for the quarter ended December 31, 2007

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Annex A to Exhibits 99.1 and 99.2

99.4	Press Release, dated February 21, 2008, regarding WebMD Health Corp.’s results for the quarter ended December 31, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)

99.5	Financial Tables accompanying Exhibit 99.4 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)

99.6	Annex A to Exhibits 99.4 and 99.5 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2008)